ARROW-MAGNOLIA INTERNATIONAL, INC. No.
                          Stock Option Agreement
     THIS AGREEMENT, made and entered into as of the      day of
               , 199    , by and between ARROW-MAGNOLIA
INTERNATIONAL, INC., a Texas corporation (the "Company"), and
                       (the "Employee"),
                           W I T N E S S E T H:
     WHEREAS, the Company has adopted a Non-Qualified Stock Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit A; and
     WHEREAS, the Company has duly authorized the granting of this option;
     NOW, THEREFORE, in consideration of the premises, the Company hereby grants to the Employee the following option to purchase shares of the Company's Common Stock, par value $0.10 per share (the "Shares"):

                                    I.
                              Nature of Award
     The option granted hereby shall have the following features under the Plan (check as applicable):
               Options
               Cashless Exercise Rights

                                    II.
                               Date of Grant
     The date of grant of this option is                 , 199   .


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                                   III.
                             Number of Shares
     The number of shares which may be purchased hereunder is
            (         ) (the "Option Shares"), subject to
adjustment as provided for in the Plan, and subject to the provisions of paragraph V hereof.

                                    IV.
                               Option Price
     The price at which the Shares may be purchased under this
option shall be $          per share, subject to adjustment as
provided for in the Plan.

                                    V.
                           Vesting; Termination
     This option is subject to limitations on transfer and to termination under the terms set forth in the Plan.
     Employee may exercise this option with respect to the number of Shares set forth in each row appearing under the column entitled "Number of Shares" hereafter at any time after the date appearing opposite the number of Shares in the same row under the column entitled "Date After Which Option May be Exercised," provided that Employee shall have continued without break in the service of the Company from the date hereof through such date:
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                                        Date After Which
                                        The Option
     Number of Shares                   May Be Exercised




     After Employee has been continuously employed through the date after which the option may be exercised as to a number of shares, Employee shall continue thereafter to be entitled to exercise the option with respect to such Shares until such rights shall terminate under the Plan.

                                    VI.
                         Investment Representation
     By execution hereof, Employee represents and warrants to the Company that all Option Shares which may be purchased hereunder will be acquired by Employee for investment and not with any intent for resale or distribution. Employee acknowledges that the Option Shares when issued upon exercise of this Option will be deemed "restricted securities" within the meaning of the Securities Act of 1933 unless a registration statement with respect to the same shall have become effective. All certificates issued with respect to the Option Shares shall bear an appropriate restrictive investment legend unless a registration statement with respect to the same shall have become effective.
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                                   VII.
                         Incorporation of the Plan
     All of the terms and conditions of the Plan, a copy of which is attached hereto as Exhibit A, are incorporated herein as if fully set forth herein, and this Agreement and the option granted herein are subject to all of such terms and conditions which are hereby made a part hereof. If a conflict between the terms of this Agreement and the terms of the Plan shall arise, the terms of the Plan shall govern.
     IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.
                              ARROW-MAGNOLIA INTERNATIONAL, INC.


                              By:

                              Name:

                              Title:






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